UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2019

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Kohl’s Corporation (the “Company”) previously announced that Paul Gaffney had accepted an offer to serve as the Senior Executive Vice President, Chief Technology Officer of the Company beginning September 16, 2019.  In consideration for his employment with the Company, Mr. Gaffney will receive, among other things, the following:

•an annualized base salary of $800,000;

•an initial payment of $750,000 to partially offset obligations incurred as a result of his resignation from his current employment and relocation expenses that are not covered by the Company’s relocation policy, all subject to repayment if Mr. Gaffney voluntarily ends his employment with the Company or is terminated for cause within the first twenty-four (24) months of his hire date;

•awards of restricted stock and performance share units as described in his offer letter; and

•eligibility to participate in the annual incentive plan as described in his offer letter, health plans and other benefit plans and perquisites as the Company may establish for its senior executives from time to time.

Mr. Gaffney entered into an Executive Compensation Agreement, the form of which is attached to this filing and incorporated herein by reference, effective as of his September 16, 2019 start date.

The foregoing descriptions of the offer letter and form of Executive Compensation Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are attached to this filing and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer letter accepted and agreed to effective August 28, 2019 by and between Paul Gaffney and Kohl’s Department Stores, Inc.
10.2	2019 Form of Executive Compensation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2019	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President,
General Counsel and Secretary